UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 4, 2024

ASSOCIATED CAPITAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-37387	47-3965991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

191 Mason Street, Greenwich, CT		06830
(Address of principal executive offices)		(Zip Code)

(203) 629-9595
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	AC	New York Stock Exchange

Item 5.07                            Submission of Matters to a Vote of Security Holders.

On June 4, 2024, Associated Capital Group, Inc. (the "Company") held its 2024 Annual Meeting of Shareholders (the “Meeting”).

As of April 16, 2024, the record date for the Meeting, the Company had outstanding 2,461,175 shares of Class A common stock (“Class A Stock”) and 18,950,571 shares of Class B common stock (“Class B Stock”). The Class A Stock and Class B Stock vote together as a single class on all matters. Each share of Class A Stock is entitled to one vote per share and each share of Class B Stock is entitled to ten votes per share. Shares present or represented at the Meeting were 1,936,505 shares of Class A Stock and 18,461,909 shares of Class B Stock, constituting a quorum.

At the Meeting, the shareholders of the Company (1) elected the nine director nominees to the board of directors of the Company to serve until the 2025 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified, (2) ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024 and (3) approved the compensation of the Company's named executive officers.

Set forth below are the final voting results with respect to each matter submitted to a vote of the shareholders.

(1) Election of Directors:

NOMINEES	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Mario J. Gabelli	185,945,117	324,583	285,895
Marc Gabelli	186,089,544	180,157	285,895
Daniel R. Lee	186,139,720	129,981	285,895
Bruce M. Lisman	186,108,448	161,253	285,895
Frederic V. Salerno	185,931,087	338,614	285,895
Salvatore F. Sodano	186,254,831	14,869	285,895
Elisa M. Wilson	185,971,549	298,152	285,895
Douglas R. Jamieson	186,268,516	1,185	285,895
Richard T. Prins	186,253,929	15,771	285,895

(2) Ratification of appointment of Deloitte & Touche LLP:

VOTES FOR	VOTES AGAINST	ABSTAINED	BROKER NON-VOTES
186,554,215	1,380	-	-

(3) Advisory vote on the named executive officer compensation:

VOTES FOR	VOTES AGAINST	ABSTAINED	BROKER NON-VOTES
186,239,152	25,921	4,628	285,895

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Associated Capital Group, Inc.

By: /s/ Ian J. McAdams
Ian J. McAdams
Chief Financial Officer

Date: June 5, 2024